German American Bancorp, Inc.

Symbol: GABC

KBW 9th Annual Community Bank Investor Conference

July 30, 2008

Presented By

Mark A. Schroeder
President and CEO

Bradley M. Rust
Executive Vice President and CFO



Forward Looking Statement

When used in this presentation and our oral statements, the words or phrases "believe," "will likely result," "are expected to," "will continue," "is anticipated," "estimate," "project," "plans," or similar expressions are intended to identify "forward-looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. You are cautioned not to place undue reliance on any forward-looking statements, which speak only as of the date of this presentation, and we do not undertake any obligation to update any forward-looking statement to reflect circumstances or events that occur in the future. By their nature, these statements are subject to numerous uncertainties that could cause actual results to differ materially from those anticipated in the statements.

Important factors that could cause actual results to differ materially from the results anticipated or projected include, but are not limited to, the ability of the Company to effect the tactical steps contemplated by the Company's "effectiveness plan" as currently planned by management without significant delay or unplanned expense; the unknown future direction of interest rates and the timing and magnitude of any changes in interest rates; the effects of changes in competitive conditions; the possibility that the Company may acquire other businesses or intangible customer relationships of other companies and the costs of integrations of such acquired businesses and intangible customer relationships; the introduction, withdrawal, success, and timing of business initiatives and strategies; changes in customer borrowing, repayment, investment, and deposit practices; changes in fiscal, monetary, and tax policies; changes in financial and capital markets; the possibility of a recession or other adverse change in general economic conditions, either nationally or regionally, resulting in, among other things, credit quality deterioration; the impact, extent and timing of technological changes; capital management activities; actions of the Federal Reserve Board and legislative and regulatory actions and reforms; changes in accounting principles and interpretations; and the continued availability of earnings and excess capital sufficient for the lawful and prudent declaration and payment of cash dividends.

In this presentation we present certain measures of operating results for interim periods ended June 30, 2008, on an annualized basis for the whole of 2008. We do not, by doing so, intend to suggest that actual results for the annual period ending December 31, 2008, will necessarily prove to be equal to or greater than the figures presented on an annualized basis; results for the annual period may be materially less than annualized figures, due to the above or other factors.

Who We Are

- **Super Community Financial Services Organization headquartered in Jasper, Indiana**

  - **$1.2 Billion Assets**
  - **28 Banking Offices**
  - **8 Financial Advisory Offices**
  - **6 Insurance Agency Offices**



Illinois
Indianapolis
Monroe County
Bloomington
GABC Community-Based Financial Network
Lawrence County
Bedford
Knox County
Daviess County
Martin County
Vincennes
Loogootee
Washington
Dubois County
Petersburg
Jasper
Princeton
Gibson County
Pike County
Spencer County
Perry County
Tell City
Rockport
Kentucky
Louisville

Market Strengths

- **Diversified Economic Base**
  - Regional Education & Health Care
  - Light Manufacturing & Technology
  - Agriculture
- **Stable Economic Environment**
  - Minimal Big 3 Auto Influence
  - Minimal Organized Labor Influence
- **Major Employers**
  - Indiana University
  - Crane Naval Surface Warfare Center
  - Toyota Motor Manufacturing Indiana
  - Bloomington Hospital
  - Kimball International, Inc.
  - Cook, Inc.
  - MasterBrand Cabinets, Inc.
  - Vincennes University
  - Good Samaritan Hospital
  - Duke Energy
  - OFS Brands (Office Furniture System)
  - Memorial Hospital


Monroe County
Bloomington
Lawrence County
Bedford
Knox County
Daviess County
Martin County
Vincennes
Loogootee
Washington
Dubois County
Petersburg
Jasper
Princeton
Pike County
Gibson County
Spencer County
Perry County
Tell City
Rockport

Transition of Operations 2000 to Present

- Successfully transitioned the Company from a traditional community banking organization with a thrift-like balance sheet to commercially-focused, community-based financial service organization offering a full array of products and services.
- Repositioning of the balance sheet and development of new sources of fee income



Effectiveness Plan
2007 to Present

- Ongoing formal process to facilitate achievement of top quartile performance among comparable peer group
  - > Continuing Asset Quality Focus
  - > No/Low Transaction Funding Emphasis
  - > Operating Expense Control
    - o Branch Office Optimization
    - o Legal & Professional Fees
    - o Data Processing Costs
    - o Other Operating Expenses
    - o Effective Tax Rate
    - o Enhanced Staff Productivity



Operational Philosophy Supports Vision

- Decentralized decision-making
- Franchise approach to product, promotion, and branding
- Specialized product offerings
  (banking, insurance, investments)
- Optimization of technology utilization
- Standardization and centralization of back-office operations

Strategic Initiatives

Continuation of Transition & Effectiveness Plan

- **Development of sources of fee income**
  - > Insurance revenue – 97th percentile *
  - > Investment advisory fees – 93rd percentile *
- **Repositioning of balance sheet structure**
  - > Continued growth of no/low cost transaction deposits
  - > Maintenance of at least 2/3 – 1/3 commercial/retail loan mix
  - > Improve asset quality ratios to strong historic levels
- **Building of premiere team of financial professionals**
  - > Ability to attract and retain the best and the brightest talent

* Peer group consists of Holding Companies with total assets of $1 - $3 billion as of 3-31-08 from the Bank Holding Company Performance Report



Address Organizational Effectiveness

- **Evolution to common legal structure**
  - > Charter consolidation completed
  - > Regional community banking model
- **Office of the President**
  - > President – Commercial & Retail Banking
  - > President – Private Banking & Wealth Management
  - > Blending of traditional community bank model with line of business model
- **Enhanced level of operating efficiency**
  - > Optimization of existing branch network
  - > Justification of existing product and service offerings
  - > Standardization of back-office operations
  - > Maximization of Staff Productivity

External Growth Opportunities

- **DeNovo branching strategy**
  - Bloomington market
  - Expands market potential by 40%
- **Disciplined and selective mergers and acquisitions**
  - Adjacent market areas offering improved growth potential
  - In-market opportunities allowing improved operating efficiencies

German American Bancorp, Inc.

Bradley M. Rust

Executive Vice President and CFO



Financial Trends

MEETING EVERY NEED, EVERY CUSTOMER, EVERY DAY.

Talented people going above and beyond.


Total Assets
$1,200
$1,150
$1,100
$1,050
$1,000
$950
$900
$850
$942
$946
$1,093
$1,132
$1,175
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08
(Dollars In Millions)


Total Loans, Net of Unearned Income
$930
$880
$830
$780
$730
$680
$630
$580
$630
$652
$796
$868
$877
12/31/04
12/31/05
12/31/06
12/31/07
6/30/08
(Dollars In Millions)

Total Commercial Loans *

♦ = Commercial Loans as % of Total Loans



$700
$650
$600
$550
$500
$450
$400
$350
$300
$413
$421
$549
$623
$647
64%
72%
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08

(Dollars In Millions)

* Includes agricultural & agri-business credits

Loan Portfolio Composition

(June 30, 2008)



Consumer Loans 13%
Residential Mortgage Loans 12%
Commercial & Industrial Loans 54%
Agricultural Loans 18%
Construction & Development 3%


Provision for Loan Loss
♦ = Net Charge-offs as % of Average Loans Outstanding
$5,000
$4,500
$4,000
$3,500
$3,000
$2,500
$2,000
$1,500
$1,000
$500
$-
$2,015
$1,903
$925
$3,591
$4,556
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08
Annualized
(Dollars In Thousands)

Non-Performing Loans to Total Loans



3.00%
2.50%
2.00%
1.50%
1.00%
0.50%
0.00%
2.41%
1.04%
1.21%
0.50%
1.10%
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08

Risk Profile
Loan Portfolio

Portfolio Type as % of Capital	Peer Group	GABC
Construction & Development Loans	142.5%	28.9%
Non-Owner Commercial Real Estate	294.0%	198.7%
Total Commercial Real Estate	400.9%	318.0%
Home Equity Loans	27.9%	50.1%
Asset Quality Ratios		
Non-Performing Loans (as % of loans)	1.41%	1.10%
Non-Performing Loans & OREO (as % of total loans & OREO)	1.67%	1.30%
Non-Performing Loans to ALLL	109.02%	97.93%

Peer Group % are from 3/31/08 UBPR Data for Insured Commercial Banks with $1 - $3 billion in assets

GABC Data as of June 30, 2008

Net Interest Income (Tax-Equivalent)



♦ = T/E Net Interest Margin
$42,000
$40,000
$38,000
$36,000
$34,000
$32,000
$30,000
$28,000
$32,867
$33,443
$37,252
$39,205
$40,886
12/31/04
12/31/05
12/31/06
12/31/07
6/30/08
Annualized
(Dollars In Thousands)

Total Non-Interest Income

(Excluding Securities Gains/Losses)



◆ = Non-Interest Income as % of Total Revenue
$19,000
$18,000
$17,000
$16,000
$15,000
$14,000
$13,000
$12,000
$11,000
$10,000
$13,298
$14,502
$15,042
$16,384
$18,480
12/31/04
12/31/05
12/31/06
12/31/07
6/30/08
Annualized
(Dollars In Thousands)

Total Non-Interest Expense

♦ = Efficiency Ratio


$40,000
$35,000
$30,000
$25,000
$20,000
$15,000
$10,000
$5,000
$-
$30,609
$31,756
$37,059
$37,221
$36,666
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08
Annualized

(Dollars In Thousands)



Net Income & Earnings Per Share
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
$7,239
$9,721
$10,221
$9,405
$12,262
12/31/04
12/31/05
12/31/06
12/31/07
06/30/08
Annualized
(Dollars In Thousands)

Why Invest in GABC?

- **Focus on increasing long-term institutional ownership**
  - > Proven ability of plan execution
  - > Potential of organizational efficiency gains
  - > Infrastructure in place for future EPS growth
  - > Attractive valuation*
    - >> Relative P/E ratio – 10.5 x (Annualized YTD 2008)
    - >> Dividend yield – 4.83%

* Based on 7/21/08 closing price



German American Bancorp, Inc.
Non-GAAP Disclosure Reconciliation

These materials contain certain financial measures determined by methods other than in accordance with accounting principles generally accepted in the United States of America ("GAAP"). The slide presentation furnished herewith uses the non-GAAP financial measure of total non-interest income excluding securities gains and losses during each period presented. The Corporation believes that this non-GAAP financial measure presented with these adjustments best reflects the Corporation's ongoing performance and business operations during the periods presented and is useful to investors for comparative purposes.

The following table reconciles total non-interest income with total non-interest income excluding securities gains and losses (dollars in thousands):

	2004	2005	2006	2007	Annualized YTD 06/30/08
Ton Non-interest Income (as reported)	$ 9,620	$ 14,502	$ 15,993	$ 15,704	$ 19,050
Gain/(Loss) on Securities	(3,678)	-	951	(680)	570
Total Non-interest Income Excluding Securities Gains/Losses	$ 13,298	$ 14,502	$ 15,042	$ 16,384	$ 18,480

MEETING EVERY NEED, EVERY CUSTOMER, EVERY DAY.
Talented people going above and beyond.

German American Bancorp, Inc.

Mark A. Schroeder, President and CEO
(812) 482-0701
mark.schroeder@germanamericanbancorp.com

Bradley M. Rust, Executive Vice President and CFO
(812) 482-0718
brad.rust@germanamericanbancorp.com

